UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2003

TRICO MARINE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28316	72-1252405
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

250 North American Court, Houma, Louisiana		70363
(Address of principal executive offices)		(Zip Code)

(504) 851-3833

(Registrant's telephone number, including area code)

Item 7.	Financial Statements and Exhibits.
	(a)	Exhibits.
99.

Press release issued by Trico Marine Services, Inc. on May 16, 2003, announcing that its Norwegian operating subsidiary has executed a commitment letter to enter into a new term loan facility and the filing of the Company’s Form 10-Q for the first quarter 2003.

Item 9.	Regulation FD Disclosure.

            On May 16, 2003, Trico Marine Services, Inc. issued the press release attached hereto as Exhibit 99.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.
	By:	/s/ Victor M. Perez
Victor M. Perez
Vice President, Chief Financial Officer, and Treasurer

Dated: May 19, 2003